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                                                                  Exhibit 2

                          COMMONWEALTH ENERGY SYSTEM

                  CONSOLIDATED CONDENSED STATEMENTS OF INCOME

                         YEAR ENDED DECEMBER 31, 1997

                            (ACTUAL AND PRO FORMA)

                            (Dollars in thousands)
                                  (Unaudited)

                                       Actual      Adjustments   Pro Forma

OPERATING REVENUES                   $1,041,744      $(207,368)  $834,376

OPERATING EXPENSES
  Electricity purchased for resale,
    transmission and fuel               394,826       (143,138)   251,688
 Cost of gas sold                       184,122            -      184,122
  Other operation and maintenance       262,496        (33,394)   229,102
  Depreciation                           53,405        (12,980)    40,425
  Taxes -
    Federal and state income             31,040         (2,757)    28,283
    Local property and other             28,205         (3,010)    25,195
                                        954,094       (195,279)   758,815

OPERATING INCOME                         87,650        (12,089)    75,561

OTHER INCOME                              2,601            950      3,551

INCOME BEFORE INTEREST CHARGES           90,251        (11,139)    79,112

INTEREST CHARGES
  Long-term debt                         33,572         (3,203)    30,369
  Other interest charges                  6,778         (2,112)     4,666
                                         40,350         (5,315)    35,035

NET INCOME                               49,901         (5,824)    44,077
 Dividends on preferred shares              988            -          708
EARNINGS APPLICABLE TO
 COMMON SHARES                       $   48,913         (5,824)  $ 43,089
AVERAGE NUMBER OF COMMON
 SHARES OUTSTANDING                  21,531,433            -    21,531,433

BASIC AND DILUTED EARNINGS
 PER SHARE                              $2.27            $(.27)     $2.00
DIVIDENDS DECLARED PER
 COMMON SHARE                           $1.58               -       $1.58





                            See accompanying notes.

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                                                                  Exhibit 2
                                                                 (Continued)
                          COMMONWEALTH ENERGY SYSTEM

                  CONSOLIDATED CONDENSED STATEMENT OF INCOME

                     NINE MONTHS ENDED SEPTEMBER 30, 1998

                            (ACTUAL AND PRO FORMA)

                            (Dollars in thousands)
                                  (Unaudited)

                                        Actual     Adjustments  Pro Forma

OPERATING REVENUES                     $714,501     $(116,699)   $597,802

OPERATING EXPENSES
  Electricity purchased for resale,
    transmission and fuel               250,779       (68,893)    181,886
 Cost of gas sold                       116,048           -       116,048
  Other operation and maintenance       197,876       (23,883)    173,993
  Depreciation                           45,012       (12,970)     32,042
  Taxes -
    Federal and state income             20,449        (1,508)     18,941
    Local property and other             21,778        (2,118)     19,660
                                        651,942      (109,372)    542,570

OPERATING INCOME                         62,559        (7,327)     55,232

OTHER INCOME                             14,393          (166)     14,227

INCOME BEFORE INTEREST CHARGES           76,952        (7,493)     69,459

INTEREST CHARGES
  Long-term debt                         26,708        (2,363)     24,345
  Other interest charges                  7,550        (1,215)      6,335
                                         34,258        (3,578)     30,680

NET INCOME                               42,694        (3,915)     38,779
 Dividends on preferred shares              708           -           708
EARNINGS APPLICABLE TO
 COMMON SHARES                         $ 41,986        (3,915)   $ 38,071
AVERAGE NUMBER OF COMMON
 SHARES OUTSTANDING                  21,533,368           -     21,533,368

BASIC AND DILUTED EARNINGS
 PER SHARE                                $1.95         $(.18)      $1.77
DIVIDENDS DECLARED PER
 COMMON SHARE                             $1.215           -        $1.215




                            See accompanying notes.